EXHIBIT 24(a)

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issuance and sale of not more than $200,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 1995.



                                             Signed:  /s/ Joe T. Ford
                                               Name:  Joe T. Ford

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issuance and sale of not more than $200,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 1995.



                                             Signed:  /s/ Dennis J. Ferra
                                               Name:  Dennis J. Ferra

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issuance and sale of not more than $200,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 1995.



                                         Signed:  /s/  Tom T. Orsini
                                           Name:  Tom T. Orsini

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issuance and sale of not more than $200,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 1995.



                                            Signed:  /s/  Ben W. Agee
                                              Name:  Ben W. Agee

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issuance and sale of not more than $200,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 1995.



                                            Signed:  /s/  Michael D. Andreas
                                              Name:  Michael D. Andreas

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issuance and sale of not more than $200,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 1995.



                                    Signed:  /s/  Lawrence L. Gellerstedt, III
                                      Name:  Lawrence L. Gellerstedt, III

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issuance and sale of not more than $200,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 1995.



                                         Signed:  /s/   W. W.  Johnson
                                           Name:  W. W. Johnson

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issuance and sale of not more than $200,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 1995.



                                         Signed:  /s/   Emon A. Mahony, Jr.
                                           Name:  Emon A. Mahony, Jr.

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issuance and sale of not more than $200,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 1995.



                                          Signed:  /s/  John P. McConnell
                                            Name:  John P. McConnell

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issuance and sale of not more than $200,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 1995.



                                          Signed:   /s/  Josie C. Natori
                                            Name:   Josie C. Natori

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issuance and sale of not more than $200,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 1995.



                                         Signed:  /s/  John E. Steuri
                                           Name:  John E. Steuri

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issuance and sale of not more than $200,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 1995.



                                           Signed:  /s/  Carl H. Tiedemann
                                             Name:  Carl H. Tiedemann

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issuance and sale of not more than $200,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 1995.



                                             Signed:   /s/   Ronald Townsend
                                               Name:   Ronald Townsend

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issuance and sale of not more than $200,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 1995.


                                            Signed:  /s/   William H. Zimmer
                                              Name:  William H. Zimmer